UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): June 13, 2016

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.
Exhibits are filed herewith in connection with the issuance on June 13, 2016 by Caterpillar Financial Services Corporation (the “Company”) of $100,000,000 aggregate principal amount of its Medium-Term Notes, Series H, 1.350% Notes due 2019 (the “Notes”) pursuant to the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-195039) (the “Registration Statement”) and the related Prospectus dated April 4, 2014, Prospectus Supplement dated April 4, 2014 and Pricing Supplement dated June 8, 2016, relating to the Notes.
The Notes will constitute a further issuance of, and will be consolidated with, the $600,000,000 aggregate principal amount of Medium-Term Notes, Series H, 1.350% Notes Due 2019 issued by the Company on May 18, 2016 and the $100,000,000 aggregate principal amount of Medium-Term Notes, Series H, 1.350% Notes Due 2019 issued by the Company on June 10, 2016 and, upon completion of the offering of the Notes, the aggregate principal amount outstanding of Medium-Term Notes, Series H, 1.350% Notes Due 2019 will be $800,000,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ Leslie S. Zmugg

Name: Leslie S. Zmugg Title: Secretary

Date: June 13, 2016

EXHIBIT INDEX

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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